TCW Strategic Income Fund, Inc.

865 South Figueroa Street

Los Angeles, California 90017

(213) 244-0000

September 25, 2012

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	TCW Strategic Income Fund, Inc. - File No. 811-04980
Preliminary Proxy Statement

Ladies and Gentlemen:

Pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, and Rule 20a-1 under the Investment Company Act of 1940, as amended, we transmit herewith for filing a preliminary proxy statement and form of proxy in connection with the Special Meeting of Shareholders (the “Special Meeting”) of TCW Strategic Income Fund, Inc. (the “Corporation”) expected to be held in November 2012.

The purpose of the Special Meeting is to approve a new investment management agreement between the Corporation and the Corporation’s current investment adviser. The current investment management agreement is expected to terminate automatically as a result of a proposed change of control of the parent company of the investment adviser, as described further in these preliminary proxy materials.

It is anticipated that the proxy materials will be sent to shareholders in mid-October 2012.

Please contact David. A. Hearth of the law firm Paul Hastings LLP at (415) 856-7007 with comments and questions.

Very truly yours,

/s/ Michael E. Cahill
Michael E. Cahill for TCW STRATEGIC INCOME FUND, INC.